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                                                                   EXHIBIT 10.13

                                     CONSENT

         Reference is made to that certain Participation Agreement dated April 27, 1998 between Greyrock Capital, a Division of NationsCredit Commercial Corporation ("Greyrock"), and Silicon Valley Bank ("Silicon") with respect to the Borrowers and the Loan Documents (each as defined in the Assignment of Loan to which this Consent is attached) (the "Participation Agreement").

         Reference is also made to the following: (i) the Assignment of Loan (to which this Consent is attached), (ii) the Acknowledgment, Consent and Release (attached to the Assignment of Loan), (iii) Release (attached to the Assignment of Loan) and (iv) Release of Continuing Guaranty (attached to the Assignment of
Loan) (collectively, the "Assignment Documents").

         Silicon hereby consents to the Assignment Documents, Greyrock's execution thereof and such actions as Greyrock deems necessary in order to carry out the purpose of the Assignment Documents. Silicon also understands that the Assignment Documents will be binding upon Silicon as if Silicon were a named party in and signatory to the Assignment Documents.

                                    Silicon:

                                    Silicon Valley Bank


                                   By   /s/ ILLEGIBLE
                                        --------------------------------
                                        Title     VP
                                             ---------------------------
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